Prospectus

Calvert  South  Africa  Fund
March  1,  2001


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PROSPECTUS
February  26,  2001
revised  March  1,  2001

CALVERT  SOUTH  AFRICA  FUND




About  the  Fund
2     Investment  Objective, Strategy, Socially Responsible Investment Criteria,
Past  Performance
7     Fees  and  Expenses
9     Investment  Practices  and  Risks


About  Your  Investment
17     About  Calvert
17     Subadvisors  and  Portfolio  Management  Team
18     Advisory  Fees
19     How  to  Buy  Shares
20     Distribution  and  Service  Fees
20     Account  Application
21     Important  -  How  Shares  are  Priced
21     When  Your  Account  Will  be  Credited
22     Other  Calvert  Group  Features
     (Exchanges,  Minimum  Account  Balance,  etc.)
24     Dividends,  Capital  Gains  and  Taxes
26     How  to  Sell  Shares
28     Financial  Highlights
29     Exhibit  A-  Reduced  Sales  Charges  (Class  A)
32     Exhibit  B-  Service  Fees  and
     Other  Arrangements  with  Dealers





These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Calvert  South  Africa  Fund
Advisor:          Calvert  Asset  Management  Company,  Inc.
Subadvisors:     RISA  Investment  Advisers,  LLC
          African  Harvest  Asset  Manager  Limited

Investment  Objective
The Fund will seek maximum total return by investing in securities of South African issuers. The Fund considers a company to be a South African issuer if the company derives its revenues from business activities in South Africa or its stock is traded principally on the Johannesburg Stock Exchange ("JSE"). This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal  Investment  Strategies
The Fund typically invests at least 75% of its assets in publicly traded stocks of South African companies that the Subadvisors believe have above average growth prospects. The Advisor describes companies that pass the Fund's proactive screens as "New South Africa" Companies because they have embraced the social and economic transformation sweeping South Africa.

These  companies:

-     create  jobs  and  train  workers;
-     encourage  economic  and  social  empowerment  of the majority population;
-     encourage  employment  equity;
-     maintain  quality  workplace  conditions;
-     protect  the  environment;
-     enforce  high  health  and  safety  standards;
-     demonstrate  open  and  effective  corporate  governance;  and
-     respect  the  rights  of  indigenous  peoples

The Fund will invest in companies that are expected to achieve sustainable growth and profitability. The Fund may invest up to 25% of its assets in sovereign debt issued by the government of South Africa. The Fund is also permitted to invest up to 20% of its assets in high quality money market instruments of U.S. and South African issuers. If adverse market or economic conditions occur, the Fund temporarily may invest up to 100% of its assets in U.S. money market instruments.

The Fund's strategy for selecting growth stocks begins with a company-by-company approach emphasizing fundamental stock analysis. This encompasses industry and competitor analysis, regular management visits, financial statement and ratio analysis and international comparative evaluations. The Fund seeks to reduce portfolio risk by research rather than by diversification.

Socially  Responsible  Investment  Criteria
Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Advisor and Subadvisors. All social criteria may be changed by the Board of Directors without shareholder approval.

The following criteria will be used to screen the Portfolio. All the criteria are equally weighted. Companies whose primary business is tobacco, gambling, weapons or predatory lending will be excluded from the Fund.

Creation  of  jobs  through  innovation  and  expansion  plans
The Fund will ask senior management probing questions about their plans and strategies and assess their ability to innovate and invest for job creation.

Training  of  workers  to  enhance  skills
All workers must be skilled and to achieve this company training programs and grading systems must be transformed to provide clear career paths for all employees.

Economic  and  social  empowerment
The Fund will seek companies where there is evidence of high levels of worker empowerment.

Equity  through  affirmative  action
Programs within the company should focus on the advancement of women, black employees and the disabled.

Good  conditions  of  employment
Special  focus  will  be  given  to  the  company's  minimum  wage.

Sound  environment  practices  must  be  promoted
The Fund will pay close attention to companies to ensure they put in place practices which will protect the environment.

High  health  and  safety  standards  must  be  applied
The Fund will rely on the reports of employees and will want to see active involvement of trade unions.

Demonstrate  open  and  effective  corporate  governance
The Fund wants full disclosure of director's pay and more effective communication with all stakeholders.

Respect  indigenous  peoples  rights
The Fund will not invest in companies that are significantly engaged in a pattern and practice of violating the rights of indigenous people.

PRINCIPAL  RISKS
The Fund is designed for aggressive, long-term investors who are willing to accept above-average risk in order to seek a higher rate of return over time. Investments in South African and South African-related issuers involve risk factors and special considerations not normally associated with investments in U.S. issuers.

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

1. Stocks are subject to market, economic and business risks that cause their prices to fluctuate.

2. Investing in South African securities involves additional risks not associated with investments in U.S. securities.
- The Fund is subject to foreign currency risk, which is the risk that the U.S. dollar value of its investments may decline due to changes in foreign currency exchange rates or the imposition of exchange control regulations
- South Africa is a developing country and its economy is less diversified and mature than the economies of developed countries. There is a risk of economic or political instability in South Africa.
- There is less liquidity and higher volatility in the South African securities markets than in the U.S. and less government supervision and regulation of exchanges, brokers and issuers in South Africa.
- South African companies are not subject to the same accounting, auditing and financial reporting standards as U.S. public companies, and there may be less publicly available information about South African companies than comparable U.S. companies.
-  Government  actions  may  be  taken  which  could negatively affect the Fund.
3. The Fund's investments in South African sovereign debt obligations are subject to interest rate risk and credit risk. Interest rate risk is the risk of market losses caused by changes in interest rates. Generally, when interest rates rise, the market prices of debt obligations go down. Credit risk is the risk that the borrower may default or otherwise become unable to honor its financial obligations.

4. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.



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An  investment  in  the  Fund  is  not  a  bank  deposit  and  is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar  Chart  and  Performance  Table*

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Johannesburg Stock Exchange All Shares Index, a widely recognized unmanaged index of South African Stocks. It also compares the Fund's performance to the MSCI South Africa Index. In the chart and table below, performance results before 3/29/01 are for The RISA Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The return for the Fund's other classes of shares will differ from the returns shown in the bar chart, depending upon the expenses of that class and any applicable sales charge. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

*Pursuant to an Agreement and Plan of Reorganization, The RISA Fund was reorganized into the Class A Shares of the Calvert South Africa Fund, which commenced operations on February 26, 2001. The following performance results for the Class A Shares of the Calvert South Africa Fund reflect the performance of The RISA Fund. Please note that although current expenses for the Class A Shares of the Calvert South Africa Fund are capped at 2.25%, the same as they were for The RISA Fund. Annual total returns for The RISA Fund did not include the assessment of any sales loads, and therefore actual performance would have differed.

Year-by-Year  Total  Return
at  NAV

[INSERT  BAR  CHART  HERE]

     Best  Quarter  (of  periods  shown)     Q3  '00     1.07%
     Worst  Quarter  (of  periods  shown)     Q2  '00     (11.66%)


Average  Annual  Total  Returns  (as  of  December  31,  2000)
(with  maximum  sales  charge  deducted)
     1  year     5  year1      10  year
Calvert  South  Africa  Fund     (23.05%)     N/A     N/A
JSE  All  Shares  Index     2.50%     N/A     N/A
MSCI  South  Africa  Index     (17.19%)     N/A     N/A


1 Since inception (10/31/99): Calvert South Africa Fund (7.32%); JSE All Shares Index 19.22%; and MSCI South Africa Index (1.09%). The month end date of 10/31/99 is used for comparison purposes only, actual Fund inception is 10/1/99.

FEES  AND  EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
          Class  A
Shareholder  fees
(paid  directly  from  your  account)

Maximum  sales  charge  (load)  imposed  on  purchases          4.75%
(as  a  percentage  of  offering  price)

Maximum  deferred  sales  charge  (load)          None1
(as  a  percentage  of  purchase  or
redemption  proceeds,  whichever  is  lower)

Annual  fund  operating  expenses2
(deducted  from  Fund  assets)

Management  fees          1.25%

Distribution  and  service  (12b-1)  fees          0.25%

Other  expenses          2.24%

Total  annual  fund  operating  expenses          3.74%

Fee  waiver  and/or  expense  reimbursement          1.49%3

Net  expenses          2.25%4

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

-  You  invest  $10,000  in  the  Fund  for  the  time  periods  indicated;
-  Your  investment  has  a  5%  return  each  year;  and
-  The  Fund's  operating  expenses  remain  the  same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

     Number  of  Years  Investment  is  Held

          1  Year     3  Years
          $692     $1,434

Annual  Fund  Operating  Expenses
1     Purchases  of  Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 1.0% contingent deferred sales charge on shares redeemed within 1 year of purchase.
     (See  "How  to  Buy  Shares"  -  Class  A.)

2 Expenses are based on estimates for the Fund's current fiscal year, unless otherwise indicated. Management fees include the Subadvisory fees paid by the Advisor to the Subadvisors, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc.

3     The  Advisor  and  Subadvisors  have agreed to limit annual fund operating expenses (net of any expense offset arrangements, estimated to be approximately 0.20%) through March 29, 2002. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. the Fund has an offset arrangement with its custodian bank whereby the custodian and transfer agents fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

4     The contractual expense cap is 2.25%. The contractual expense cap is shown as "Net expenses," this is the maximum amount of operating expenses that may be charged to the Fund through March 29, 2002.

INVESTMENT  PRACTICES  AND  RISKS

Equity  Investments
The Fund normally invests at least 75% of its total assets in growth stocks of New South Africa Companies. While the Fund invests mainly in common stocks, the Fund also may invest in other types of equity securities such as preferred stocks, debt securities which are convertible into or exchangeable for common stock, and warrants or rights that are convertible into common stock. The Fund's portfolio securities generally will be traded on the Johannesburg Stock Exchange, but also may be listed in established over-the-counter markets in South Africa. The Fund is permitted to invest up to 15% of its net assets in illiquid securities, including restricted securities and publicly traded stocks with limited marketability.

Fixed  Income  Investments
The Fund may invest up to 25% of its total assets, from time to time, in sovereign debt obligations issued by the government of South Africa. The sovereign debt obligations in which the Fund invests will be investment grade.

Money  Market  Investments
The Fund is permitted to invest up to 20% of its total assets as reserves to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in investment grade money market instruments of U.S. and South African issuers.

Defensive  Investments
Under adverse investment conditions, the Fund temporarily may invest up to 100% of its total assets in high quality, short term U.S. money market instruments. When following such a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund's benchmark is the Johannesburg Stock Exchange All Shares Index ("JSE"). The Fund will not own all, or even most, of the stocks included in the JSE, and the Fund will invest in additional companies not included in the JSE. Based upon a market capitalization weighting, the JSE represents more than 10% of most emerging market equity indices.

Market  Risk
The prices of the securities owned by the Fund will fluctuate in value. These fluctuations can occur because of general market and economic conditions, perceptions regarding the industry of the issuer company or the issuer company's particular circumstances. Changes in the value of the Fund's portfolio securities will result in changes in the Fund's share price. Consequently, when you sell Fund shares, they may be worth less than what you paid for them. The Fund will own stocks of small companies which are often subject to wider and more abrupt fluctuations in market price than larger, more established companies. The reason for this volatility is that these stocks typically are traded in lower volume, and their issuers typically are more sensitive to changing economic conditions and subject to greater changes in earnings and business prospects.

South  African  Security  Risks
Since the Fund invests primarily in South Africa, it will be subject to foreign investment risks which include possible political and economic instability, seizure or nationalization of foreign holdings or the adoption of governmental restrictions that adversely affect or restrict the payment of principal and interest on securities to investors located outside of South Africa. South Africa is a developing country, and its economy is less diversified and mature, and its political system is less stable, than those of developed countries. The markets of developing countries such as South Africa generally will be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Furthermore, there may be less publicly available information about South African companies than about U.S. companies, and South African companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Brokerage commissions and other transaction costs on South African securities exchanges may be higher than in the U.S. Additionally, there is less government supervision and regulation of exchanges, brokers and issuers in South Africa than there is in the U.S.

General  Foreign  Security  Risks
There are substantial and different risks involved in investing in foreign securities. You should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Commissions on foreign stock exchanges are generally higher than on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. You should understand that the expense ratio of the Fund can be expected to be higher than those of investment companies investing only in domestic securities since the costs of operations are higher.

There is also the possibility of adverse change in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund. In the event of expropriation, nationalization, or other confiscation, the Fund could lose its entire investment in the country involved.

Currency  Risks
Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Fixed  Income  Security  Risk
The market value of fixed income securities, such as South African government debt obligations, will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. During periods of rising interest rates, the value of such securities generally declines. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of the Fund's debt securities will affect the net asset value of the Fund's shares.

Hedging  Risk
Although not a principal investment strategy, the Fund is permitted to invest in derivatives which are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, currency or interest rate. The derivatives the Fund may use include options and futures. While derivatives can be used effectively to further the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio or make the accurate pricing of the Fund's portfolio more difficult. The primary risks associated with the Fund's use of futures and options are (1) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (2) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (3) the potentially unlimited loss from investing in futures contracts; and (4) the likelihood of the Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by the Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market.

Non-South  African  Companies
Subsequent to the reorganization of the Calvert New Africa Fund into this Fund, certain of the holdings of the Calvert New Africa Fund may require special handling to liquidate and/or may not qualify as "New South Africa Companies" pursuant to the investment policies of the Calvert South Africa Fund. In reconciling the investment policies of both Funds, the Advisor and Subadvisors will transition the portfolio holdings from the Calvert New Africa Fund to the Calvert South Africa Fund as soon as is practical.

Investment  Practices  and  Risks
The most concise description of the Fund's risk profile is under the earlier summary. The Fund is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of these other principal investments and techniques, summarized earlier, along with their risks.

For each of the investment practices listed, the following table shows the Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key  to  Table
J     Fund  currently  uses
q     Permitted,  but  not  typically  used
     (%  of  assets  allowable,  if  restricted)
8     Not  permitted
xN     Allowed  up  to  x%  of  Fund's  net  assets
xT     Allowed  up  to  x%  of  Fund's  total  assets

Investment  Practices
Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Fund's tax liability.
Risks:  Opportunity,  Market  and  Transaction.         q

Temporary  Defensive  Positions.
During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in U.S. government securities and other short-term interest-bearing securities. During times of any temporary defensive positions, a Fund may not be able to achieve
its  investment  objective.  Risks:  Opportunity.       q

Conventional  Securities
Foreign Securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. Risks: Market, Currency,
Transaction,  Liquidity,  Information  and  Political.   J

Emerging Market. Securities issued by companies located in those countries whose economies and capital markets are not as developed as those of more industrialized  nations.  Risks:  Market,  Currency,  Transaction,  Liquidity,
Information,  and  Political.                            J

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and
management  experience.  Risks:  Market,  Liquidity  and  Information.    J

Investment  grade  bonds.  Bonds  rated  BBB/Baa or higher or comparable unrated bonds.
Risks:  Interest  Rate,  Market  and  Credit.             q
                                                         25T

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and
Information.                                              q
                                                         25T1

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research.
Risks:  Credit,  Market,  Interest  Rate,  Liquidity  and  Information.  q
                                                                       25T1

Illiquid securities. Securities which cannot be readily sold because there is no active market.
Risks:  Liquidity,  Market  and  Transaction.              J
                                                          15N

Currency contracts. Forward contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. In employing this strategy, it is possible that the entire amount of the fund's net assets could be hedged. Risks: Currency, Leverage, Correlation, Liquidity
and  Opportunity.                                          q

Leveraged  Derivative  Instruments
Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.
                                                           5T2

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks:
Interest  Rate,  Currency,  Market,  Leverage,  Correlation,  Liquidity  and
Opportunity.                                                q
                                                           5T

1     25%  limit  applies  to  all  fixed-income,  all  of  which  may  be below investment  grade.
2     Based  on  net  premium  payments.

The Fund has additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, and securities lending.) These policies and restrictions are discussed in the SAI.

Types  of  Investment  Risk

Correlation  risk
This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit  risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency  risk
Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Information  risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest  rate  risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term
securities  and    zero  coupon/"stripped"  coupon  securities  ("strips")  are
subject  to  greater    interest  rate  risk.

Leverage  risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity  risk
The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management  risk
The risk that a Fund's portfolio management practices may not work to achieve their desired result.

Market  risk
The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity  risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political  risk
The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction  risk
The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment  Selection  Process
Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Fund must meet the minimum standards for all its financial and social criteria.

Although the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Fund believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. The Calvert Social Research Department will have oversight of the screening process for the Fund. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially  Responsible  Investment  Criteria
The Fund invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

About  Calvert

Calvert Asset Management Company, Inc. ("CAMCO"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 is the Fund's advisor. CAMCO manages the U.S. dollar portion of the Fund's cash reserves. Calvert Group, Ltd. wholly owns CAMCO. CAMCO has been managing mutual funds since 1976. CAMCO is the investment advisor for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 2000, CAMCO had over $6.5 billion in assets under management. CAMCO uses a team approach to its cash management of the Fund. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the investment management of all Calvert Funds for CAMCO. Mr. Martini has over 23 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

Subadvisors

RISA Investment Advisers, LLC located in Philadelphia, PA was formed in 1997 by Sam Folin. Mr. Folin has twenty-four years of experience in the investment industry and extensive experience in South Africa consulting with non-profit organizations on governance, fund raising, planning and financial management.

African Harvest Fund Managers (PTY) Ltd, located in Newlands, South Africa was formed in 1998 and provides investment management services to South African clients including union retirement funds. African Harvest Fund Managers (PTY) Ltd. employs 21 investment professionals, the growth team which includes seven portfolio managers and two traders will be responsible for management of the Fund. The company has multi-racial ownership, management and staff. The firm has $1 billion under management and has established a record of investment excellence in South African capital markets.

Denzil Newman, Senior Portfolio Manager, of African Harvest will lead the growth team and be responsible for the day-to-day management of the Fund's investments. Mr. Newman has been an analyst and fund manager for over twenty years and previously managed the Community Growth Fund and other large unit trusts and pension funds at Syfrets Managed Assets in Cape Town.

The Fund has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisors without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory  Fees
The annual advisory fee paid to the Advisor by the Fund will be 1.05% of the Fund's average daily net assets.

HOW  TO  BUY  SHARES

Getting  Started  -  Before  You  Open  an  Account
You  have  a  few decisions to make before you open an account in a mutual fund.

First,  decide  which  fund  or  funds  best  suits  your  needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

With Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" means the NAV per share plus the front-end sales charge. If you invest more, the percentage rate of the sales charge will be lower. For example, if you invest more than $50,000, or if your cumulative purchases or the value in your account is more than $50,000,4 then the sales charge is reduced to 3.75%.

Your  investment  in     Sales  Charge  %     %  of  Amt.
Class  A  shares     of  offering  price     Invested
Less  than  $50,000     4.75%     4.99%
$50,000  but  less  than  $100,000     3.75%     3.90%
$100,000  but  less  than  $250,000     2.75%     2.83%
$250,000  but  less  than  $500,000     1.75%     1.78%
$500,000  but  less  than  $1,000,000     1.00%     1.01%
$1,000,000  and  over     None5     None5
4 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of
shares, but also the higher of cost or current value          of shares you have
previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase of Class A shares. 5 Purchases of Class A shares at NAV for accounts with $1,000,000 or more
are  subject  to  a  one          year  CDSC  of  1.00%. See the "Calculation of
Contingent  Deferred  Sales  Charge  and  Waiver  of          Sales  Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

Distribution  and  Service  Fees
The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

The table below shows the maximum annual percentage payable under the distribution plan.

     Maximum  Payable  under  Plan

     0.35%


NEXT  STEP  -  ACCOUNT  APPLICATION
Complete and sign an application for each new account. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum  To  Open  an  Account     Minimum  additional
          $5,000          investments  -  $250


Please  make  your  check  payable  to  the  Fund  and  mail  it  to:

     New  Accounts          Subsequent  Investments
     (include  application)     (include  investment  slip)
     Calvert  Group          Calvert  Group
     P.O.  Box  219544          P.O.  Box  219739
     Kansas,  City  MO          Kansas  City,  MO
     64121-9544          64121-9739

     By  Registered,          Calvert  Group
     Certified,  or          c/o  NFDS
     Overnight  Mail          330  West  9th  Street
                    Kansas  City,  MO  64105-1807

     At  the  Calvert  Office     Visit  the  Calvert Office to make investments
by  check.  See  the  back  cover  page for the                         address.

Important  -  How  Shares  Are  Priced
The price of shares is based on the Fund's net asset value ("NAV"). NAV is computed by adding the value of the Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. The NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Directors believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but purchases cannot be received because the banks and post offices are closed.

The Fund holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

When  Your  Account  Will  Be  Credited
Your purchase will be processed at the next NAV calculated after your order is received in good order. All of your purchases must be made in U.S. dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investment will be charged a service fee of $3. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest
1/1000th  of  a  share).

OTHER  CALVERT  FEATURES

Calvert  Information  Network
For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account  Services
By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert  Money  Controller
Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone  Transactions
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges
Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one Calvert mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before  you  make  an  exchange,  please  note  the  following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares  may  only  be  exchanged for shares of the same class of another Calvert
Fund.

Each Fund and the distributors reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, each Fund and the distributors may reject any order considered market-timing activity.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Electronic  Delivery  of  Prospectuses  and  Shareholder  Reports
You may request to receive electronic delivery of prospectuses and annual and semi annual reports.

Combined  General  Mailings  (Householding)
Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. You may request further grouping of accounts to receive fewer mailings. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special  Services  and  Charges
The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Minimum  Account  Balance
Please maintain a balance in each of your Fund accounts of at least $1,000 per class. If the balance in your account falls below the minimum during a month, your account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum, and will be closed if the balance is not brought up to the required minimum amount within 30 days.

DIVIDENDS,  CAPITAL  GAINS  AND  TAXES

The Fund pays dividends from its net investment income annually. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend  Payment  Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Group Fund may be automatically invested in an identically registered account in any other Calvert Group Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying  a  Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date
("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal  Taxes
In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other  Tax  Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer  Identification  Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW  TO  SELL  SHARES
You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Your shares will be redeemed at the next NAV calculated after your redemption request is received (less any applicable CDSC). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By  Telephone
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written  Requests
Calvert  Group,  P.O.  Box  219544,  Kansas  City,  MO  64121-9544
Your letter should include your account number and fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic  Check  Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.

Corporations  and  Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through  your  Dealer
Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert Group and may charge you for services provided.

Request  in  "Good  Order"
All redemption requests must be received by the transfer agent in "good order." This means that your request must include:

-     The  Fund  name  and  account  number
-     The  amount  of  the  transaction  (in  dollars  or  shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-     Signature  guarantees  (if  required).*
-     Any  supporting  legal  documentation  that  may  be  required.
-     Any  outstanding  certificates  representing  shares  to  be  redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

FINANCIAL  HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


THE RISA FUND FINANCIAL HIGHLIGHTS FOR THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000

Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

Net  asset  value,  beginning  of  period          $10.00
Income  from  investment  operations
     Net  investment  income  (loss)          0.172
     Net  realized  and  unrealized  gain  (loss)          0.26
          Total  from  investment  operations          0.43
Net  asset  value,  end  of  period          $10.43

Total  return1          4.30%
Ratios/Supplemental  Data:
     Net  assets,  end  of  period  (in  000's)          $951
Ratios  to  average  net  assets  of:
     Operating  expenses3          2.00%
     Net  investment  income          1.49%
Portfolio  turnover          202.89%


1     Exclusive  of  redemption  fees
2     Computed  using  average  shares  outstanding
3     If the investment adviser and PFPC Inc. had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 35.18% for the period.

EXHIBIT  A

REDUCED  SALES  CHARGES  (CLASS  A  ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Rights  of  Accumulation  can  be  applied  to  several  accounts
Class A sales charge breakpoints are automatically calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group* upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

*  A  "qualified  group"  is  one  which:
1.     has  been  in  existence  for  more  than  six  months,  and
2.     has  a  purpose  other  than  acquiring  shares  at  a  discount,  and
3.     satisfies  uniform  criteria which enable CDI and brokers offering shares
to          realize  economies  of  scale  in  distributing  such  shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

Letter  of  Intent
If you (or your group, as described above) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k) There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase, (i) Calvert Group has been notified in writing that the 403(b) or 401(k) plan has at least 200 eligible employees and is not sponsored by a K-12 school district, or (ii) the cost or current value of shares a 401(k) plan has in Calvert Group of Funds (except money market funds) is at least $1 million.

Neither the Fund, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Other  Circumstances
There is no sales charge on shares of any fund of the Calvert Group of Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Group of Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Group of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor; (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or
(c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."

Prior Shareholders of the Calvert New Africa Fund and The RISA Fund Shares of the Calvert South Africa Fund may be sold at net asset value if your account was established as of the merger date.

Dividends and Capital Gain Distributions from other Calvert Group Funds You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge.

Purchases  made  at  NAV
Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Group Fund at no additional sales charge.

Reinstatement  Privilege
If you redeem shares and then within 60 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.

EXHIBIT  B
SERVICE  FEES  AND  OTHER  ARRANGEMENTS  WITH  DEALERS

Calvert Distributors, Inc., and BOE Securities, Inc., the Fund's underwriters, pay dealers a commission, or reallowance (expressed as a percentage of the offering price) when you purchase shares of non-money market funds. The underwriters also pay dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

Maximum  Commission/Service  Fees

     4.00%/0.25%



Occasionally, the underwriters may reallow to dealers the full Class A front-end sales charge. The underwriters may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by the underwriters. The underwriters may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CAMCO, the underwriters, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. The underwriters pay dealers a finder's fee of up to 1% on certain Class A shares purchased at NAV. Call 800-368-2750 for more information. Where paid, the finder's fee is 1% of the NAV purchase amount on the first $2 million, .80% on $2 to $3 million, .50% on $3 to $50 million, .25% on $50 to $100 million, and .15% over $100 million. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To  Open  an  Account:
800-368-2748

Performance  and  Prices:
www.calvert.com
Calvert  Information  Network
24  hours,  7  days  a  week
800-368-2745

Service  for  Existing  Accounts:
Shareholders  800-368-2745
Brokers  800-368-2746

TDD  for  Hearing-Impaired:
800-541-1524

Branch  Office:
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  MD  20814

Registered,  Certified  or
Overnight  Mail:
Calvert  Group
c/o  NFDS
330  West  9th  Street
Kansas  City,  MO  64105

Calvert  Group  Web-Site
Address:  www.calvert.com

PRINCIPAL  UNDERWRITERS
Calvert  Distributors,  Inc.
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  MD  20814

BOE  Securities,  Inc.
225  South  15th  Street
Suite  928
Philadelphia,  PA  19102

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert  Group,  Ltd.
4550  Montgomery  Avenue
Suite  1000N
Bethesda,  MD  20814

Telephone:  1-800-368-2745

Calvert  Group  Web-Site
www.calvert.com

You can review the Fund's report and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Section of the Commission, Washington, D.C. 20549-0102, Telephone: 202-942-8090.

Free  from  the  Commission's  Internet  website  at  http://www.sec.gov.

Investment  Company  Act  file:     no.  811-  10045



February  28,  2001



Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Re:  Calvert  Impact  Fund,  Inc.
          file  numbers  333-44064  and  811-10045

Ladies  and  Gentlemen:

     As required by Rule 497(c) under the Investment Company Act of 1933, the above-referenced registrant is hereby filing by edgar the final prospectus dated February 26, 2001, revised March 1, 2001 for the above referenced Fund.

     If you have questions or require further information, please contact me at 301-951-4881.


Sincerely,

/s/George  Richards